UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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date of Report (Date of earliest event reported): March 26, 2012

CHINACAST EDUCATION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33771 (Commission File Number)	20-178991 (I.R.S. Employer Identification Number)
Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street Central, Hong Kong (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (852) 3960 6506

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 26, 2012, Ron Chan Tze Ngon was removed from his position as Chief Executive Officer of the Company by the Company’s board of directors. Pursuant to the terms of Mr. Chan’s employment agreement with the Company, Mr. Chan’s termination also effected the resignation of Mr. Chan from his position as Chairman of the Board of Directors of the Company. Mr. Chan will receive severance benefits and pro-rated performance-based compensation as provided for in his employment agreement.

(c) The Board has appointed Derek Feng as interim Chief Executive Officer of the Company, effective March 26, 2012.

Mr. Feng, age 46, has served on the Company’s board of directors since January 2012. At the time of his appointment, Mr. Feng was a private investor and an advisor to education companies. From 2006 to 2011, he was the Executive Vice President, Strategy, Planning and Operations at Knowledge Universe. Prior to joining Knowledge Universe, Mr. Feng held several executive positions at the General Electric Company, including leading the global business development efforts at GE Industrial. Mr. Feng graduated from Tsinghua University in China in 1989 with a BS in Industrial Automation and earned an MBA from UCLA in 1992.

Mr. Feng will also serve as Chairman of the Board of Directors of the Company following his appointment as interim Chief Executive Officer.

There are no family relationships between Mr. Feng and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As of the date of this report, no new compensatory or other arrangements have been entered into with Mr. Feng in connection with his appointment as interim Chief Executive Officer. Once determined, the material terms of any such arrangements will be disclosed in a subsequent filing.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release relating to the Company’s leadership changes is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company’s under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press Release dated March 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2012

ChinaCast Education Corporation

By:	/s/ Derek Feng
Name: Derek Feng
Title: Chief Executive Officer